Exhibit 99.2






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                   Morgan Stanley Dean Witter Capital I Inc.

                                 as Purchaser,

                                      and

                 Morgan Stanley Dean Witter Credit Corporation

                           as Mortgage Loan Seller,

                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of February 1, 2003

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                               Table of Contents
                                                                         Page
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                                   ARTICLE I.
                                  DEFINITIONS

Section 1.01.  Definitions..................................................4

                                  ARTICLE II.
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.  Sale of the Mortgage Loans...................................4
Section 2.02.  Obligations of Mortgage Loan Seller Upon Sale................5
Section 2.03.  Payment of Purchase Price for the Mortgage Loans.............7
Section 2.04.  Sale of the Subsequent Mortgage Loans........................7

                                 ARTICLE III.
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.  Mortgage Loan Seller Representations and Warranties..........7
Section 3.02.  Mortgage Loan Seller Representations and Warranties
               Relating to the Mortgage Loans...............................9
Section 3.03.  Repurchase or Substitution of the Mortgage Loans in Case
               of Breach of Representations and Warranties.................16
Section 3.04.  Purchaser Representation and Warrants.......................16

                                  ARTICLE IV.
                       MORTGAGE LOAN SELLER'S COVENANTS

Section 4.01.  Covenants of the Mortgage Loan Seller.......................17
Section 4.02.  Covenant of the Mortgage Loan Seller Concerning Payment
               of Expenses.................................................18

                                   ARTICLE V.
                                   SERVICING

Section 5.01.  Servicing...................................................18

                                   ARTICLE VI.
                                  TERMINATION

Section 6.01.  Termination.................................................18



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                                 ARTICLE VII.
                           MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment...................................................18
Section 7.02.  Governing Law...............................................19
Section 7.03.  Notices.....................................................19
Section 7.04.  Severability of Provisions..................................19
Section 7.05.  Counterparts................................................19
Section 7.06.  Further Agreements..........................................19
Section 7.07.  Successors and Assigns: Assignment of Purchase Agreement....20
Section 7.08.  Survival....................................................20


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         MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 1, 2003 (this
"Agreement"), between Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation (the "Mortgage Loan Seller"), and Morgan Stanley Dean Witter Capital I Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H

         WHEREAS, the Mortgage Loan Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto, and Related Documentation (as defined below) (collectively, the "Mortgage Loans"); and

         WHEREAS, the Mortgage Loan Seller owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including but not limited to rights to (a) acquire property by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies in respect of the Mortgage Loans; and

         WHEREAS, the parties hereto desire that the Mortgage Loan Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

         WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Mortgage Loan Seller, as Mortgage Loan Seller and servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to the Trust Fund.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                 ARTICLE II.

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01. Sale of the Mortgage Loans. The Mortgage Loan Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse (except as otherwise provided herein), all of its right, title and interest in, to and under the following, whether now existing or hereafter created: (i) each Mortgage Loan, including, without limitations, the related Mortgage File and all



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collections in respect thereof received after the Cut-off Date; (ii) property that secures a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Mortgage Loan Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty executed in connection with a Mortgage Loan; (v) the security interest of the Mortgage Loan Seller in and to any Additional Collateral for the FlexSource(TM) Loans and the Mortgage Loan Seller's rights under the pledge and security agreement and the account control agreement for each FlexSource(TM) Loan; (vi) all reserve accounts, lockbox accounts, escrow accounts and other accounts with respect to the Mortgage Loan and (vii) all proceeds of the foregoing.

         Section 2.02. Obligations of Mortgage Loan Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Mortgage Loan Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser, pursuant to this Agreement and (b) to deliver to the Purchaser a Mortgage Loan Schedule containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, among other things, as of the Cut-Off Date (i) its account number and (ii) the related balance as of the Cut-Off Date. Such Mortgage Loan Schedule is attached to the Pooling and Servicing Agreement as Exhibits A-1 and A-2 and shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

         The Mortgage Loan Seller agrees to prepare, execute and file a UCC-1 financing statement with the Secretary of State in the State of Illinois (which shall have been filed on or before the Closing Date with respect to the Mortgage Loans) describing the applicable Mortgage Loans and naming the Mortgage Loan Seller as debtor and the Purchaser as secured party (and indicating that such loans have been assigned to the Trustee) and all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Mortgage Loan Seller or the filing of any additional UCC-1 financing statements due to the change in the principal offices of the Mortgage Loan Seller, and as are necessary to perfect and protect the Trustee's interest in each Mortgage Loan and the proceeds thereof.

         With respect to each FlexSource(TM) Loan, within ninety (90) days of the Closing Date the Depositor shall to the extent required under the Pooling and Servicing Agreement to the Trustee a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and the Servicer shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

         In connection with any conveyance by the Mortgage Loan Seller, the Mortgage Loan Seller will deliver to the Trustee, on behalf of the Purchaser, the following documents or instruments with respect to each Mortgage Loan (the "Related Documentation"):

               (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note endorsed in blank or to the order of the Trustee;


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              (ii) the original recorded Mortgage or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Mortgage Loan Seller shall deliver or cause to be delivered to the Trustee, a true and correct copy of such Mortgage (i) certified by the Mortgage Loan Seller or
         (ii) in the case of an original Mortgage that has been lost, together with a certificate by the appropriate county recording office where such Mortgage is recorded;

             (iii) if applicable, the original intervening assignments, if any ("Intervening Assignments"), with evidence of recording thereon, showing a complete chain of title to the Mortgage from the originator to the Mortgage Loan Seller or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Mortgage Loan Seller stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

              (iv) the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage);

               (v) the original of any guaranty executed in connection with the Mortgage Note;

              (vi) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan;

             (vii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage; and

            (viii) all related FlexSource(TM)documents.

         The Mortgage Loan Seller shall cause the Assignments of Mortgage with respect to each mortgage loan to be prepared, completed in blank and delivered to the Trustee, on behalf of the Purchaser, no later than the 45th day following the Closing Date. To the extent the recording information with respect to the related Mortgage has not been received from the related recording office, an Assignment of Mortgage may omit such recording information. If (a) the short-term senior unsecured debt rating of Morgan Stanley Dean Witter & Co. by Standard & Poor's is reduced below "A-1" or (b) the long-term senior unsecured debt obligations of Morgan Stanley Dean Witter & Co. are downgraded below a rating of "A3" by Moody's or "A-" by




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Standard & Poor's, the Mortgage Loan Seller shall cause the Assignments of Mortgage as so completed to be delivered for recording (which may be a blanket assignment if permitted by applicable law) in the appropriate public office for real property records within 60 days of the occurrence of such event, except that the Mortgage Loan Seller need not cause to be recorded any Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

         The Mortgage Loan Seller further hereby confirms to the Purchaser that, as of the Closing Date, it has caused the records of the Mortgage Loan Seller relating to the Mortgage Loans maintained by the Mortgage Loan Seller to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Purchaser.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to this Section 2.02.

         The parties hereto intend to treat the transfer of the Mortgage Loans as provided herein as a sale for accounting and other purposes, by the Mortgage Loan Seller to the Purchaser of all the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event such transfer is deemed not to be a sale, the Mortgage Loan Seller hereby grants to the Purchaser a security interest in all of the Mortgage Loan Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Mortgage Loan Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.

         Section 2.03. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Mortgage Loan Seller to the Purchaser on the Closing Date, the Purchaser agrees (a) to pay to the Mortgage Loan Seller on the Closing Date by transfer of immediately available
funds, an amount equal to $[                            ] (the "Purchase
Price") and (b) to deliver the Class A-R Certificates.

         Section 2.04. Sale of the Subsequent Mortgage Loans. The Purchaser does hereby agree to purchase and the Mortgage Loan Seller does hereby agree to sell, assign, set over and otherwise convey to the Purchaser, all of its right, title and interest in, to and under the Subsequent Mortgage Loans pursuant to Section 2.03 of the Pooling and Servicing Agreement.

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

         Section 3.01. Mortgage Loan Seller Representations and Warranties. The Mortgage Loan Seller represents and warrants to the Purchaser as of the Closing Date:


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               (i)  The Mortgage Loan Seller is a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Mortgage Loan Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Mortgage Loan
         Seller;

              (ii) The Mortgage Loan Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Mortgage Loan Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

             (iii) The Mortgage Loan Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

              (iv) The execution, delivery and performance of this Agreement by the Mortgage Loan Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Mortgage Loan Seller or any provision of the Certificate of Incorporation or Bylaws of the Mortgage Loan Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Mortgage Loan Seller is a party or by which the Mortgage Loan Seller may be bound; and

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Mortgage Loan Seller threatened, against the Mortgage Loan Seller or any of its properties or with respect to this Agreement which in the opinion of the Mortgage Loan Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the sale and assignment of the Mortgage Loans to the Purchaser, but the Mortgage Loan Seller shall have no further obligations hereunder upon termination of this Agreement pursuant to
Section 6.01. The Mortgage Loan Seller shall cure a breach of any



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representations and warranties in accordance with the Pooling and Servicing
Agreement. It is understood and agreed that the remedy specified in the Pooling and Servicing Agreement shall constitute the sole remedy against the Mortgage Loan Seller respecting such breach.

         Section 3.02. Mortgage Loan Seller Representations and Warranties Relating to the Mortgage Loans. The Mortgage Loan Seller represents and warrants to the Purchaser as of the Cut-off Date, unless otherwise specifically set forth herein, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i) The information set forth in the Mortgage Loan Schedule (Schedule I to this Agreement) was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

              (ii) Immediately prior to the transfer and assignment contemplated herein, the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same and immediately following the transfer and assignment contemplated by the Pooling and Servicing Agreement, the trust will be the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

             (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over or parity with the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee with, any Mortgage that establishes in the Mortgage Loan Seller a valid and subsisting first lien on the property described therein and which respect to which the Mortgage Loan Seller has full right to sell and assign the same to the Trustee;

             (iv) Neither the Mortgage Loan Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the



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         Mortgage, or executed any instrument of release, cancellation, modification or satisfaction (except to the extent set forth in any assumption, modification, consolidation or substitution agreement included in the related Mortgage File), except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan, and which has been delivered to the Trustee;

               (v) With respect to those Mortgage Loans which are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, all escrow deposits have been collected, are under the control of Mortgage Loan Seller, and have been applied by Mortgage Loan Seller to the payment of such items in a timely fashion, in accordance with such Mortgage. With respect to those Mortgage Loans for which escrow deposits are not required there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property; and the Mortgage Loan Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

              (vi) To the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended or any such damage is covered by a hazard insurance policy in effect with respect to such property, and there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

              (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Mortgage Loan Seller;

             (viii) The Mortgaged Property consists of a fee simple estate in real property or leasehold estate; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie in all material respects wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach in any material respect upon the Mortgaged Property (unless insured against under the related title insurance policy); and the Mortgaged Property and all improvements thereon comply in all material



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         respects with all requirements of any applicable zoning and subdivision laws and ordinances; with respect to Mortgage Loans that are secured by a leasehold estate, to the Mortgage Loan Seller's knowledge: (i) the lease is valid, in full force and effect, and conforms to all of Fannie Mae's requirements for leasehold estates;
         (ii) all rents and other payments due under the lease have been paid;
         (iii) the lessee is not in default under any provision of the lease;
         (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least ten (10) years; and (v) the terms of the lease provide a Mortgage with an opportunity to cure any defaults.

               (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x) All material inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

              (xi) No Mortgage Loan is more than 30 days delinquent as of the Cut-off Date;

             (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with in all material respects;

             (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with in all material respects (except for escrow funds for exterior items which could not be completed due to weather); and all material costs, fees and expenses incurred in making, closing or recording the




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         Mortgage Loan have been paid, except recording fees with
         respect to Mortgages not recorded as of the Closing Date;

               (xv) The Mortgage Loan is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable,
         (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Mortgage Loan Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee, of the Mortgage Loan Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and neither the Mortgage Loan Seller nor any other prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

              (xvi) The Mortgaged Property securing each Mortgage Loan is insured against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were reported in the appraisal to be in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the





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         Mortgage Loan, (B) the full insurable value of the Mortgaged
         Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

              (xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration and has not commenced any foreclosure action with respect to the Mortgage Loan;

             (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

              (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

               (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

              (xxi) No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

              (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development;

             (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;


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              (xxiv) With respect to each Mortgage where a lost note
         affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence; and

               (xxv) Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan bank, a commercial bank, a credit union, an insurance company, or a similar institution which is supervised and examined by a federal or state authority.

              (xxvi) The Mortgage Loan Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to each Mortgage Loan, including any necessary notifications of insurers, assignments of policies or interests therein, and establishment of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

            (xxvii) Each original Mortgage has been recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage (other than the assignment from the Mortgage Loan Seller to the Trustee and any assignment to the Mortgage Loan Seller or an affiliate thereof or except as provided in the Pooling and Servicing Agreement) have been recorded in the appropriate jurisdictions as to which no Opinion of Counsel was delivered pursuant to Section 2.02 hereof or such Mortgages and assignments are in the process of being recorded);

            (xxviii) No Mortgage Note (other than a FlexSource(TM) Loan, as provided in the Pooling and Servicing Agreement) is or has been secured by any collateral, pledged account or other security other than the lien of the corresponding Mortgage;

            (xxix)  No Mortgage Loan was originated under a buydown plan;

             (xxx) No Mortgage Loan has a shared appreciation feature or other contingent interest feature;

            (xxxi) Each Mortgage Loan contains a provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

            (xxxii) Any advances made to the Mortgagor after the date of origination of a Mortgage Loan but prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount as



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
         of the related Cut-off Date does not exceed the original principal amount of the related Mortgage Loan and is reflected as the current principal amount of such Mortgage Loan on the Mortgage Loan Schedule;

           (xxxiii) With respect to each Mortgage that is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders or the Trust to any trustee under any deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

            (xxxiv) Approximately 88.16% of the Stated Principal Balance of the Initial Mortgage Loans are secured by Mortgaged Properties that are maintained by the related Mortgagors as primary residences;

            (xxxv)  No Mortgage Loan was selected by the Mortgage Loan
         Seller for inclusion in the Trust on any basis intended to adversely affect the Trust;

           (xxxvi) A full appraisal of each Mortgaged Property was performed in connection with the origination of the related Mortgage Loan, and such appraisal is the appraisal referred to in determining the Loan-to-Value Ratio of such Mortgaged Property;

          (xxxvii)  The Mortgage Loan Seller has not required the
         Mortgagor to sign a letter in connection with the origination of any Mortgage Loan in which such Mortgagor indicates its inability to repay such Mortgage Loan in accordance with the terms of the related Mortgage Note;

          (xxxviii) As of the related Cut-off Date no Mortgage Loan was secured by more than one Mortgaged Property;

           (xxxix) All insurance policies, other than any primary mortgage insurance policies purchased by the Mortgage Loan Seller or Servicer or any of its affiliates, are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. Such insurance policies require prior notice to the insured of termination or cancellation and no such notice has been received, each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

               (xl) All Mortgage Loans were underwritten or re-underwritten in accordance with the underwriting guidelines of the Mortgage Loan Seller;

             (xli) There was no fraud involved in the origination of any Mortgage Loans by the mortgagee or the Mortgagor; and

            (xlii) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

                  Notwithstanding the foregoing, no representations or warranties are made by the Mortgage Loan Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Mortgage Loan Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Mortgage Loan Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

         Section 3.03. Repurchase or Substitution of the Mortgage Loans in Case of Breach of Representations and Warranties. Upon discovery by either the Mortgage Loan Seller, Servicer or the Trustee that any of the representations and warranties made in Section 3.02 above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders, in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the earlier of its discovery or its receipt of notice of any such breach, the Mortgage Loan Seller shall cure such breach in all material respects or shall either repurchase, or substitute for, the Mortgage Loan or any property acquired in respect thereof from the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement. It is understood and agreed that the obligation of the Mortgage Loan Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Fund under Article X of the Pooling and Servicing Agreement.

         Section 3.04. Purchaser Representation and Warrants. The Purchaser represents and warrants to the Mortgage Loan Seller as of the Closing Date:

               (i) The Purchaser is a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Purchaser;

              (ii) The Purchaser has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

             (iii) The Purchaser is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

             (iv) The execution, delivery and performance of this Agreement by the Purchaser will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Purchaser or any provision of the Certificate of Incorporation or Bylaws of the Purchaser, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Purchaser is a party or by which the Purchaser may be bound; and

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Purchaser threatened, against the Purchaser or any of its properties or with respect to this Agreement which in the opinion of the Purchaser has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

                                 ARTICLE IV.

                       MORTGAGE LOAN SELLER'S COVENANTS

         Section 4.01. Covenants of the Mortgage Loan Seller. The Mortgage Loan Seller hereby covenants that except for the transfer hereunder, the Mortgage Loan Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Mortgage Loan Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof; and the Mortgage Loan Seller will defend the right, title and interest of the Trustee, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Mortgage Loan Seller; provided, however, that nothing in this
Section 4.01 shall prevent or be deemed to prohibit the Mortgage Loan Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Mortgage Loan Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         Section 4.02. Covenant of the Mortgage Loan Seller Concerning
Payment of Expenses. The Mortgage Loan Seller hereby covenants that it shall reimburse the Purchaser for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Purchaser in connection with the performance of this Agreement.

                                   ARTICLE V.

                                   SERVICING

         Section 5.01. Servicing. The Mortgage Loan Seller will be the Servicer of the Mortgage Loans pursuant to the terms and conditions of the Pooling and Servicing Agreement.

                                  ARTICLE VI.

                                  TERMINATION

         Section 6.01. Termination. The respective obligations and responsibilities of the Mortgage Loan Seller and the Purchaser created hereby, including but not limited to any obligations with respect to breaches of representations and warranties made herein, shall terminate upon the termination of the Trust Fund as provided in Article XI of the Pooling and Servicing Agreement.

                                 ARTICLE VII.

                           MISCELLANEOUS PROVISIONS

         Section 7.01. Amendment. This Agreement may be amended from time to time by the Mortgage Loan Seller and the Purchaser by written agreement signed by the Mortgage Loan Seller and the Purchaser.

         Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

           (i)   if to the Mortgage Loan Seller:

                 Morgan Stanley Dean Witter Credit Corporation
                 25000 Lake Cook Road, 3 West
                 Riverwoods, Illinois 60015
                 Attention: General Counsel with copies to:
                 the Senior Vice President Financial and Credit Risk Management

or, such other address as may hereafter be furnished to the Purchaser in writing by the Mortgage Loan Seller.

           (ii)  if to the Purchaser:

                 Morgan Stanley Dean Witter Capital I Inc.
                 1585 Broadway
                 New York, New York 10036
                 Attention: Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust


or such other address as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser.

         Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 7.06. Further Agreements. The Purchaser and the Mortgage Loan Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Investor Certificates representing interests in the Mortgage Loans.

         Section 7.07. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, the Purchaser and the Trustee. The obligations of the Mortgage Loan Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, except that the Purchaser acknowledges and agrees that the Mortgage Loan Seller may assign its obligations hereunder to any Person into which the Mortgage Loan Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party or any Person succeeding to the business of the Mortgage Loan Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Mortgage Loan Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Mortgage Loan Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Mortgage Loan Seller pursuant to this Agreement by the Trustee under the Pooling and Servicing Agreement. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

         Section 7.08. Survival. The representations and warranties set forth in Article III shall survive the purchase of the Mortgage Loans hereunder.




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


         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed to this Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                            MORGAN STANLEY DEAN WITTER CAPITAL I INC.,
                             as Purchaser



                            By:/s/ Sanjeev Khanna
                               -----------------------------------
                               Name:  Sanjeev Khanna
                               Title: Vice President



                            MORGAN STANLEY DEAN WITTER CREDIT
                             CORPORATION, as Mortgage Loan Seller



                            By: /s/ David L. Bianucci
                                ----------------------------------
                               Name:  David L. Bianucci
                               Title: Vice President






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



                                  Schedule I



                                      1